Delaware Pooled Trust

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Intermediate Fixed Income Portfolio
The High-Yield Bond Portfolio

Supplement to the Portfolios' Statement of Additional Information
dated February 25, 2005

(each, a "Portfolio")

The following supplements the section entitled "Investment Policies and Risk":

Credit Default Swaps

The Core Focus Fixed Income Portfolio, The Core Plus Fixed Income Portfolio, The Intermediate Fixed Income Portfolio and The High-Yield Bond Portfolio may enter into credit default swap ("CDS") contracts to the extent consistent with each Portfolio's investment objectives and strategies. A CDS contract is a risk-transfer instrument (in the form of a derivative security) through which one party (the "purchaser of protection") transfers to another party (the "seller of protection") the financial risk of a Credit Event (as defined below), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic premium. In the most general sense, the benefit for the purchaser of protection is that, if a Credit Event should occur, it has an agreement that the seller of protection will make it whole in return for the transfer to the seller of protection of the reference security or securities. The benefit for the seller of protection is the premium income it receives. A Portfolio might use CDS contracts to limit or to reduce the risk exposure of the Portfolio to defaults of the issuer or issuers of the Portfolio's holdings (i.e., to reduce risk when the Portfolio owns or has exposure to such securities). A Portfolio also might use CDS contracts to create or vary exposure to securities or markets.

CDS transactions may involve general market, illiquidity, counterparty and credit risks. CDS prices may also be subject to rapid movements in response to news and events affecting the underlying securities. The aggregate notional amount (typically, the principal amount of the reference security or securities) of a Portfolio's investments in the CDS contracts will be limited to 15% (10% for the Intermediate Fixed Income Portfolio) of the Portfolio's total net assets. As the purchaser or seller of protection, a Portfolio may be required to segregate cash or other liquid assets to cover its obligations under certain CDS contracts.

As the seller of protection in a CDS contract, a Portfolio would be required to pay the par (or other agreed-upon) value of a reference security (or basket of securities) to the counterparty in the event of a default, bankruptcy, failure to pay, obligation acceleration, modified restructuring or agreed upon event (each of these events is a "Credit Event"). If a Credit Event occurs, a Portfolio generally would receive the security or securities to which the Credit Event relates in return for the payment to the purchaser of the par value. Provided that no Credit Event occurs, a Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract in return for this credit protection. In addition, if no Credit Event occurs during the term of the CDS contact, a Portfolio would have no delivery requirement or payment obligation to the purchaser of protection. As the seller of protection, a Portfolio would have credit exposure to the reference security (or basket of securities). A Portfolio will not sell protection in a CDS contract if it cannot otherwise hold the security (or basket of securities).

As the purchaser of protection in a CDS contract, a Portfolio would pay a premium to the seller of protection. In return, a Portfolio would be protected by the seller of protection from a Credit Event on the reference security (or basket of securities). A risk in this type of transaction is that the seller of protection may fail to satisfy its payment obligations to a Portfolio if a Credit Event should occur. This risk is known as counterparty risk and is described in further detail below.

If the purchaser of protection does not own the reference security (or basket of securities), the purchaser of protection may be required to purchase the reference security (or basket of securities) in the case of a Credit Event on the reference security (or basket of securities). If the purchaser of protection cannot obtain the security (or basket of securities), it may be obligated to deliver a security (or basket of securities) that is deemed to be equivalent to the reference security (or basket of securities) or the negotiated monetary value of the obligation.

Each CDS contract is individually negotiated. The term of a CDS contract, assuming no Credit Event occurs, is typically between two and five years. CDS contracts may be unwound through negotiation with the counterparty. Additionally, a CDS contract may be assigned to a third party. In either case, the unwinding or assignment involves the payment or receipt of a separate payment by a Portfolio to terminate the CDS contract.

Counterparty risk. A significant risk in CDS transactions is the creditworthiness of the counterparty because the integrity of the transaction depends on the willingness and ability of the counterparty to meet its contractual obligations. If there is a default by a counterparty who is a purchaser of protection, a Portfolio's potential loss is the agreed upon periodic stream of payments from the purchaser of protection. If there is a default by a counterparty that is a seller of protection, a Portfolio's potential loss is the failure to receive the par value or other agreed upon value from the seller of protection if a Credit Event should occur. CDS contracts do not involve the delivery of collateral to support each party's obligations; therefore, a Portfolio will only have contractual remedies against the counterparty pursuant to the CDS agreement. As with any contractual remedy, there is no guarantee that a Portfolio would be successful in pursuing such remedies. For example, the counterparty may be judgement proof due to insolvency. A Portfolio thus assumes the risk that it will be delayed or prevented from obtaining payments owed to it.

This Supplement is dated October 26, 2005.